WARRANTS	9 Months Ended
Sep. 30, 2024
WARRANTS
WARRANTS
11.	WARRANTS

The following table summarizes the warrants outstanding as of September 30, 2024:

Class of Warrants	Number Outstanding
Public warrants	8,588,425
Private placement warrants	6,559,533
Total warrants outstanding	15,147,958

Each whole Warrant entitles the registered holder to purchase one share of Class A common stock at a price of $11.50 per share. A holder may exercise its warrants only for a whole number of shares of Class A common stock. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The Company may redeem the Public Warrants at a price of $0.01 per share if the closing price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period. The Private Warrants cannot be redeemed, even if sold or transferred to a non-affiliate. The Warrants will expire five years after the Closing Date or earlier upon redemption or liquidation.

Except as described in this section, the Private Warrants have terms and provisions that are identical to those of the Public Warrants, except the Private Warrants are not subject to redemption, and do not become subject to redemption after transfer to a non-affiliate (a distinction from other private placement warrants issued in connection with SPAC transactions).

The Warrants are classified as derivative liabilities under ASC Topic 480 or ASC Topic 815. At September 30, 2024, the fair value of the warrant liabilities is approximately $0.5 million and is included in accounts payable, accrued expenses and other liabilities on the accompanying condensed consolidated statements of financial condition.